PNC LONG-SHORT TEDI FUND LLC

Supplement dated August 19, 2008

to the Prospectus dated August 1, 2008

1. The definition of “Escrow Agent” under the section entitled “Glossary” on page 3 of the prospectus has been changed to SEI Private Trust Company.

2. The following paragraph replaces the paragraph under the section entitled “Escrow Agent” on page 17 of the prospectus:

The Fund has retained SEI Private Trust Company to also serve as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective investors and monies held pending payment to Members in connection with repurchases of Interests. See “Fund Expenses” and “Escrow Agent” for a full description of the escrow arrangement.

3. The following paragraph replaces the paragraph under the section entitled “Escrow Agent” on page 77 of the prospectus:

SEI Private Trust Company also serves as the Fund’s escrow agent. Under the terms of the escrow agreement, the Escrow Agent has established a non-interest bearing escrow account in the name of the Fund and will promptly deposit in the escrow account funds remitted by prospective investors in connection with subscriptions for Interests. In the event a prospective investor is not admitted to the Fund as a Member, the Escrow Agent will promptly issue a refund to such investor in the amount of the investor’s remitted principal balance. In addition, the escrow account will hold funds equal to the value of Interests that have been accepted for repurchase and that the Fund has transferred into the escrow account prior to their payment to Members. The Escrow Agent will be responsible for providing the Fund with periodic account statements and for making distributions to the Fund upon each subscription date and to Members in connection with repurchases. The Fund will reimburse the Escrow Agent for out-of-pocket expenses.